UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest even reported) April 3, 2013

IMPERIAL PETROLEUM RECOVERY CORPORATION
(Exact name of registrant as specified in its charter)
(Former name or former address, if changed since last report)

Nevada (State or other jurisdiction of incorporation)	000-21169 (Commission File Number)	76-0529110 (IRS Employer Identification No.)

4747 Research Forest Drive, The Woodlands, Texas 77381 (Address of principal executive offices)
Registrant’s telephone number, including area code: 713-542-7440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership.

(a) If a receiver, fiscal agent or similar officer has been appointed for a registrant or its parent, in a proceeding under the U.S. Bankruptcy Code or in any other proceeding under state or federal law in which a court or governmental authority has assumed jurisdiction over substantially all of the assets or business of the registrant or its parent, or if such jurisdiction has been assumed by leaving the existing directors and officers in possession but subject to the supervision and orders of a court or governmental authority, disclose the following information: (1) the name or other identification of the proceeding;

Case No. 13-30466; In re: Imperial Petroleum Recovery Corporation (Chapter 11); In the United States Bankruptcy Court for the Southern District of Texas, Houston Division

(2) the identity of the court or governmental authority;

The United States Bankruptcy Court for the Southern District of Texas, Houston Division

(3) the date that jurisdiction was assumed; and

The Bankruptcy Court entered an Order for Relief on April 3, 2013.

(4) the identity of the receiver, fiscal agent or similar officer and the date of his or her appointment.

Upon entry of the Order for Relief, the case was immediately converted from an involuntary chapter 7 to a chapter 11 reorganization case. No trustee has been appointed, nor has a motion to appoint a trustee been filed. Debtor is acting as debtor-in-possession and is managing and operating the business of the company pursuant to 11 U.S.C. §§ 1107 and 1108.

(b) If an order confirming a plan of reorganization, arrangement or liquidation has been entered by a court or governmental authority having supervision or jurisdiction over substantially all of the assets or business of the registrant or its parent, disclose the following;

(1) the identity of the court or governmental authority;

No order confirming a plan of reorganization has been entered yet. Debtor intends to file a plan within the next 30 days.

(2) the date that the order confirming the plan was entered by the court or governmental authority;

N/A

(3) a summary of the material features of the plan and, pursuant to Item 9.01 (Financial Statements and Exhibits), a copy of the plan as confirmed;

N/A

(4) the number of shares or other units of the registrant or its parent issued and outstanding, the number reserved for future issuance in respect of claims and interests filed and allowed under the plan, and the aggregate total of such numbers; and

N/A

(5) information as to the assets and liabilities of the registrant or its parent as of the date that the order confirming the plan was entered, or a date as close thereto as practicable.

N/A

SIGNATURE

    Pursant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL PETROLEUM RECOVERY CORPORATION
(Registrant)

By:/s/Alan Springer
Date: April 3, 2013	Alan Springer, CEO